SUPPLEMENT DATED NOVEMBER 23, 2020
To the following variable annuity prospectuses dated October 27, 2020:
ALLIANZ ALTERITYSM
ALLIANZ REWARDSSM

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Alterity – Fee Tables and Section 7, Expenses – Separate Account Annual Expenses

We are correcting the additional M&E charge for May 2003 Contracts on pages 11 and 27 as follows:
Additional M&E Charge
May 2003 Contract with Traditional PRIME Benefit and Second Enhanced GMDB……………	0.45%
May 2003 Contract with Traditional PRIME Benefit and Second Earnings Protection GMDB…	0.50%
May 2003 Contract with Enhanced PRIME Benefit and Second Enhanced GMDB……………..	0.90%
May 2003 Contract with Enhanced PRIME Benefit and Second Earnings Protection GMDB…..	0.95%

We are correcting the current additional M&E charge for May 2006 Contracts on pages 11 and 27 as follows:
Current Additional M&E Charge
May 2006 Contract with PRIME Plus Benefit and Second Enhanced GMDB……………………	0.90%
May 2006 Contract with PRIME Plus Benefit and Second Earnings Protection GMDB........……	0.95%

Rewards – Fee Tables and Section 7, Expenses – Separate Account Annual Expenses

We are correcting the both the maximum and current additional M&E charge for May 2006 Contracts on pages 9 and 28 as follows:
	Additional M&E Charge
	Maximum	Current
May 2006 Contract with PRIME Plus Benefit and Third Enhanced GMDB…………...	1.35%	0.90%

PRO-007-1020
(ALT-020PP,REW-013PP)